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                                                                    EXHIBIT 10.4

                     AMENDED AND RESTATED SECURITY AGREEMENT



     THIS AMENDED AND RESTATED SECURITY AGREEMENT is made as of November 18, 1994, between Charles River Associates Incorporated (the "Debtor"), a Massachusetts corporation having its principal place of business and chief executive office at John Hancock Tower, 200 Clarendon Street, T-33, Boston, Massachusetts 02116, and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

     WHEREAS, the Debtor and the Bank are parties to a Loan and Security Agreement dated June 30, 1994 (the "Bridge Loan Agreement");

     WHEREAS, the Debtor has requested that the Bridge Loan Agreement be amended and restated in the form of two separate agreements, one of which shall be this Amended and Restated Security Agreement and one of which shall be that certain Amended and Restated Loan Agreement (the "Amended and Restated Loan Agreement") between the Debtor and the Bank executed on the date hereof;

     WHEREAS, the Bank is willing to amend and restate the Bridge Loan Agreement upon the terms and subject to the conditions set forth herein and in the Amended and Restated Loan Agreement; and

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Bridge Loan Agreement shall be amended and restated to read in its entirety as set forth herein and in the Amended and Restated Loan Agreement:

     CHARLES RIVER ASSOCIATES INCORPORATED, a Massachusetts corporation with a principal place of business at John Hancock Tower, 200 Clarendon Street, T-33, Boston, MA 02116, (hereinafter called "Debtor"), hereby grants to THE FIRST NATIONAL BANK OF BOSTON (hereinafter called "Bank"), to secure the payment and performance of (i) the Obligations under (and defined in) the Amended and Restated Loan Agreement of even date between Debtor and Bank (the "Loan Agreement"), and (ii) all other obligations of Debtor to Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (all of the foregoing being hereinafter called the "Obligations"), a security interest in the following personal property of Debtor, whether such property is now owned or existing or is owned, acquired or arises hereafter, and any and all additions, substitutions, accessions and proceeds and products thereto or thereof (all of the same being hereinafter called the "Collateral"):

     all accounts receivable (as defined in the Loan Agreement) of Debtor, whether billed or unbilled; all contract rights of Debtor relating to such accounts receivable; all other rights

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     of Debtor to the payment of money (including, without limitation, amounts due from affiliates, tax refunds and insurance proceeds); all files, records (including, without limitation, computer programs, tapes and related electronic data processing software) and writings of Debtor or in which it has an interest in any way relating to such accounts receivable; and all other instruments, documents or agreements evidencing the existence of or entitlement to such accounts receivable (including, without limitation, any rights of Debtor to retrieval from third parties of electronically processed and recorded information pertaining to any of the foregoing collateral).

     Debtor hereby represents, warrants and covenants that:

     1. Debtor's principal place of business is, and will remain, at the John Hancock Tower, 200 Clarendon Street, T-33, Boston, Massachusetts, until such time as Debtor has given Bank at least 30 days' prior written notice of any change in location. All of the books and records of Debtor shall be kept at such principal place of business.

     2. Except for the security interest granted hereby or as disclosed on Schedule A, Debtor is the owner of the Collateral free from all encumbrances and will defend the same against the claims and demands of all persons. Debtor will not pledge, mortgage or create, or suffer to exist, a security interest in the Collateral in favor of any person other than Bank or as disclosed on Schedule A, and will not sell or transfer the Collateral or any interest therein without the prior written consent of Bank.

     3. Debtor will notify Bank in writing 30 days prior to any change in its address from that shown in this agreement, shall at all reasonable times and from time to time allow Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from Debtor's books and records, and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Bank may require more completely to vest in and assure to Bank its rights hereunder or in any of the Collateral.

     4. Debtor will keep the Collateral at all times insured as provided in the Loan Agreement.

     5. In its discretion after notice to Debtor, Bank may discharge taxes and other encumbrances at any time levied or placed on the Collateral, make repairs thereof and pay any necessary filing fees. Debtor agrees to reimburse Bank on demand for any and all expenditures so made, and until paid the amount thereof shall be a debt secured by the Collateral. Bank shall have no obligation to Debtor to make any such expenditures nor shall the making thereof relieve Debtor of any default. After an Event of Default and while it is continuing, Bank may act as attorney for Debtor in making, adjusting and settling claims under any insurance covering the Collateral.

     6. Debtor may have possession and use of the Collateral until the occurrence of an Event of Default. Upon the happening of any Event of Default under the Loan Agreement (herein, an "Event of Default"), Bank may without notice or demand declare all of the Obligations to be immediately due and payable, and Bank shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and

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remedies of a secured party under the Uniform Commercial Code of Massachusetts, including without limitation thereto the right to take immediate possession of the Collateral, and for the purpose Bank may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom. After any such Event of Default, Debtor will upon demand make the Collateral available to Bank at a place and time designated by Bank which is reasonably convenient to both parties. Bank will give Debtor at least five days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale thereof is to be made. From the proceeds of the sale, Bank shall be entitled to retain (i) all sums secured hereby, (ii) its reasonable expenses of retaking, holding, preparing for sale and selling the Collateral, and (iii) reasonable legal expenses incurred by it in connection herewith and with such sale. No waiver by Bank of any Event of Default shall be effective unless in writing nor operate as a waiver of any other Event of Default or of the same Event of Default on another occasion.

     7. Debtor waives demand, notice (except for any notice of default expressly required by the Loan Agreement), protest, notice of acceptance of this agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any, thereof, all in such manner and at such time or times as Bank may deem advisable. Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Bank may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability. Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised separately or concurrently.

     8. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the Commonwealth of Massachusetts. This agreement is intended to take effect as a sealed instrument.

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     IN WITNESS WHEREOF, Debtor has executed this agreement as of this 18th day of November, 1994.

                                             CHARLES RIVER ASSOCIATES
                                                 INCORPORATED



                                                 By: /s/ illegible
                                                    ---------------------------
                                                    Title:  PRESIDENT

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